UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 30, 2006
                                                 ------------

                           Chicago Rivet & Machine Co.
             (Exact name of registrant as specified in its charter)


           Illinois                    0-1227                  36-0904920
           --------                    ------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


           901 Frontenac Road, Naperville, Illinois               60563
           ----------------------------------------               -----
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (630) 357-8500
                                                   --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated With Exit or Disposal Activities

On May 30, 2006 the Board of Directors of Chicago Rivet & Machine Co. determined that the Company would close its fastener operation in Jefferson, Iowa and transfer production activities to its facility in Tyrone, Pennsylvania. The Jefferson, Iowa facility had been operating below capacity, and the Company determined to close the facility as part of its cost savings efforts. While the exact timing is unknown at this time, it is expected that the transfer will be complete by December 31, 2006.

The Company anticipates one-time termination benefits in connection with the closing will amount to approximately $400,000. The Company does not anticipate that it will record a material charge related to asset impairment as a result of this closing. Additional costs associated with the relocation of equipment and closing and disposal of the facility are anticipated, but the amount of such costs are unknown at this time.

This report contains certain "forward-looking statements" which are inherently subject to risks and uncertainties that may cause actual events to differ materially from those discussed herein. Factors which may cause such differences in events include, those disclosed under "Risk Factors" in our Annual Report on Form 10-K and in the other filings we make with the United States Securities and Exchange Commission. These factors, include among other things: conditions in the domestic automotive industry, upon which we rely for sales revenue, the intense competition in our markets, the concentration of our sales to two major customers, the price and availability of raw materials, labor relations issues, losses related to product liability, warranty and recall claims, costs relating to environmental laws and regulations, the loss of the services of our key employees and difficulties in achieving expected costs savings. Many of these factors are beyond our ability to control or predict. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHICAGO RIVET & MACHINE CO.


                                       /s/ Michael J. Bourg
                                       ------------------------------------
Date: May 31, 2006                     By:  Michael J. Bourg
                                       Its: President and Treasurer